Energy Efficiency Reimagined NASDAQ: TGEN First Quarter 2019 Earnings Review May 14, 2019

Participants Benjamin Locke Chief Executive Officer President & Chief Operating Robert Panora Officer Bonnie Brown Chief Accounting Officer 2

Safe Harbor Statement This presentation and accompanying documents contain “forward-looking statements” which may describe strategies, goals, outlooks or other non- historical matters, or projected revenues, income, returns or other financial measures, that may include words such as "believe," "expect," "anticipate," "intend," "plan," "estimate," "project," "target," "potential," "will," "should," "could," "likely," or "may" and similar expressions intended to identify forward-looking statements. These statements are only predictions and involve known and unknown risks, uncertainties, and other factors that may cause our actual results to differ materially from those expressed or implied by such forward-looking statements. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Forward-looking statements speak only as of the date on which they are made, and we undertake no obligation to update or revise any forward-looking statements. In addition to those factors described in our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q under “Risk Factors”, among the factors that could cause actual results to differ materially from past and projected future results are the following: fluctuations in demand for our products and services, competing technological developments, issues relating to research and development, the availability of incentives, rebates, and tax benefits relating to our products and services, changes in the regulatory environment relating to our products and services, integration of acquired business operations, and the ability to obtain financing on favorable terms to fund existing operations and anticipated growth. In addition to GAAP financial measures, this presentation includes certain non-GAAP financial measures, including adjusted EBITDA which excludes certain expenses as described in the presentation. We use Adjusted EBITDA as an internal measure of business operating performance and believe that the presentation of non-GAAP financial measures provides a meaningful perspective of the underlying operating performance of our current business and enables investors to better understand and evaluate our historical and prospective operating performance by eliminating items that vary from period to period without correlation to our core operating performance and highlights trends in our business that may not otherwise be apparent when relying solely on GAAP financial measures. 3

Earnings Call Agenda Benjamin Locke Tecogen Overview Q1 ‘19 Financial Overview Strategic Achievements Bonnie Brown Financial Review Robert Panora Ultera Emissions Update Benjamin Locke Closing comments Q&A 4

Advanced Modular Cogeneration Systems Heat, Power, and/or Cooling that is: Cheaper Industry leading efficiency and reduced exposure to expensive electricity Cleaner Proprietary near-zero emissions technology, GHG reductions More reliable Real-time monitoring, blackout protection, and improved grid resiliency All of Tecogen’s equipment is powered by efficient natural gas equipped with Tecogen’s patented Ultera Emission Control 5

Q1 2019 Financial Results Working capital of $16.2 million compared to T4Q - Revenue/Gross Profit $13 million at year end 2018 $40 $35 1Q’19 revenues of $8.2 million $30 $ in $ Millions Net loss of $3.3 million includes goodwill $25 impairment loss of $3.7 million $20 Gain on sale of assets $1.1 million $15 $10 Adjusted EBITDA*of $678K for 1Q’19 $5 compared to $304K for 1Q’18 $0 1Q’19 Gross margin of 36% compared to 38% 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018 2019 Q1 in 1Q’18 Q1 2014 Revenue Gross Profit $ * Adjusted EBITDA is defined as net income (loss) attributable to Tecogen Inc, adjusted for interest, depreciation and amortization, stock based compensation expense, goodwill impairment and one-time merger related expenses. 6

Q1 2019 Adjusted EBITDA of $678K $ in thousands 1Q'19 1Q’18 YoY Change % Chg Revenue Products $ 3,025 $ 3,674 $ (649) Service 3,911 4,719 (808) Energy Production 1,241 1,783 (542) Total Revenue 8,177 10,175 (1,999) -20% Gross Profit Consistently Strong Products $ 1,081 $ 1,264 $ (183) Service 1,437 1,937 (500) Gross Margins Energy Production 441 637 (196) Total Gross Profit 2,959 3,838 (879) -23% Goodwill Impairment Gross Margin: % Products 36% 34% 1% Loss, Q1 2019 Service 37% 41% -4% Energy Production 36% 36% 0% Total Gross Margin 36% 38% -2% Investing in R&D and Operating Expenses General & administrative $ 2,655 $ 2,790 $ (134) -5% Sales Activities Selling 693 675 18 3% Research and development 345 302 43 14% Sub-total 3,694 3,767 -73 -2% Gain on sale of assets (1,081) - (1,081) Goodwill impairment 3,693 - 3,693 Net income without goodwill impairment $ 413 $ 21 $ 392 1890.1% Adjusted EBITDA $ 678 $ 304 $ 374 123.3% 7

Product and Installation Backlog Current Backlog of $ 26.9 million Product backlog: $13.0 mm, Install backlog $13.9 mm 8

Strategic Achievements Adjusted product Established ADG Forklift Emissions mix to emphasize sites as solid program with Financial Stability chiller sales investment assets Cat/Mitsubishi Less competition, Enabled selective Potential for fleet Zero debt with cash Well defined sale to strengthen forklift conversion to available for channels to market balance sheet Ultera emissions business growth Tecogen positioned for growth in core business while building value of Ultera emissions technology 9

Q1 2019 Financial Metrics: Revenues, Margins and Profitability Quarter Ended March 31, YoY % of Total $ in thousands 2019 2018 Growth Rev Revenue of $8.2 million Revenue Cogeneration $ 1,819 $ 1,764 3% 22% Chiller 1,205 1,909 -37% 15% Maintained profitability of $413K for Total Product Revenue 3,025 3,674 -18% 37% Service Contracts and Parts 2,355 2,314 2% 29% the quarter after the elimination of Installation Services 1,556 2,406 -35% 19% goodwill impairment Total Service Revenue 3,911 4,719 -17% 48% Energy Production 1,241 1,783 -30% 15% Gain on sale of energy production Total Revenue $ 8,177 $ 10,175 -20% 100% Cost of Sales assets of $1.1 million Products $ 1,943 $ 2,409 -19% Services 2,475 2,783 -11% Gross margin of 36% within Energy Production 800 1,146 -30% Total Cost of Sales $ 5,218 $ 6,338 -18% management’s guidance Gross Profit $ 2,959 $ 3,838 -23% 36% Decrease in G&A expense while Net income (loss) attributable to Tecogen Inc. $ (3,280) $ 21 Net income attributable to Tecogen w/o GW impairment $ 413 $ 21 increasing sales and R&D investment Gross Margin Products 36% 34% Strong backlog of $26 million Services 37% 41% Aggregate Products and Services 36% 38% Energy Production 36% 36% Overall 36% 38% 10

Adjusted EBITDA* Reconciliation Q1 2019 and 2018 Comparative Net income (loss) to Adjusted EBITDA Reconciliation Non-GAAP financial disclosure Q1 2019 Q1 2018 EBITDA: Interest, taxes, depreciation & Net Income (loss) attributable to Tecogen Inc. $ (3,280,077) $ 20,759 Interest expense, net 27,494 14,085 amortization Depreciation & amortization, net 168,244 199,181 Non-cash adjustments Income tax expense (8,169) - EBITDA (3,092,508) 234,025 Stock based compensation Stock based compensation 38,035 40,416 Unrealized loss on investment securities Unrealized loss on investment securities 39,361 19,681 Merger related expenses - 9,610 Goodwill impairment Goodwill impairment 3,693,198 - Non-recurring expenses Adjusted EBITDA* $ 678,086 $ 303,732 Merger related expenses finalized in 2018 *Adjusted EBITDA is defined as net income (loss) attributable to Consistently reaching positive Tecogen Inc, adjusted for interest, depreciation and amortization, stock based compensation expense, goodwill impairment and levels of adjusted EBITDA* merger related expenses. 11

Emissions Technology Update – MCFA Forklift Received second sample set of alternative engine retuning software from MCFA Extensive forklift drive testing completed NOx emissions 20% of factory system CO emissions 12% of factory system Results consistent with program goal of near-zero certification Test Summary of MCFA Forklift Truck Testing Reviewed results with MCFA last week NOx CO Our recommendation (awaiting MCFA response) [g/kw-hr] [g/kw-hr] MCFA - Drive Test w/Factory 1.67 0.49 Seek certification of bare engine with Ultera to Emissions System “near zero” California standard MCFA - Drive Test w/Ultera 0.34 0.06 Return truck to MCFA for their further Relative Emissions Output 20% 12% evaluation (Ultera/Factory System) 12

Emissions Technology Update (2) Southern California generator retrofit program (project footnote) Only natural gas engines permitted to current (2010) regs without operating exemption Application is noteworthy in light of recent developments in California Distributed loads in terrain of high fire risk requires frequent de-energization of power lines in high winds Ultera retrofit to standard gen-set effective solution to mitigate risk without negative environmental impact Ultera Automotive Catalyst Development On road Ultera development work with outside research institute progressing Focus is alternative catalyst formulation Program is on schedule to conclude in Q2 Ultera Project approved by SoCal District Pump Project Project approved for new natural gas driven pump procurement 800 horsepower engines, requires 2x scaleup of system Natural Gas Generator Upfitted Formal sole-source bid documents submitted with Ultera in Southern California (LA County) 13

Market Outlook

- Indoor Agriculture Growth Opportunity
  - Proven cost/benefit of Tecochill
  - NY/NJ recreational cannabis approval expands opportunity
- Expand/Upgrade chiller product portfolio
  - Tecochill: Water-cooled AC systems
  - Tecofrost: Ammonia refrigeration systems
  - Roof-Top (RT) system: Legacy air-cooled 50 ton AC system
- Third Party Project Finance Partnerships
  - Low cost of capital, able to use tax advantages
  - Provides customers with multiple project finance options
  - Provides capital for large projects (Manhattan data center)
  - Additional projects in development
- Increasing focus on microgrids for resiliency
  - "Smart Inverter" Certification requirements
  - "Smart Inverter" requirements expanding to other states

*"**Chiller Market Report**, published by Allied Market Research, forecasts that the global market was valued at $8,784 million in 2015 and is expected to reach $11,542 million at 4.1% CAGR by 2022.*



Global HVAC Chillers Market Size, By Region, By Value, 2013-2023F
2013
2014
2015
2016
2017
2018E
2019F
2020F
2021F
2022F
2023F
APAC
North America
Europe
MEA
South America

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Closing Comments Tecogen Key Value Proposition Remains: • Use plentiful and affordable natural gas efficiently and cleanly to meet energy needs of large facilities • Tecogen cogeneration systems have necessary certifications and functionality to participate in new, revenue generating utility support programs • Tecogen is only manufacturer of natural gas engine chillers, with significant new market potential for indoor growing and ammonia refrigeration systems • Ultera emissions technology successfully implemented on many engine platforms and has potential for significant upside. 15

Q&A Company Information Tecogen, Inc 45 First Ave Waltham, MA 02451 www.Tecogen.com Contact information Benjamin Locke, CEO 781.466.6402 Benjamin.Locke@Tecogen.com 16